Exhibit 99.5

Holders of Record, holding 5% or more of the outstanding balance for Wachovia Commercial Mortgage
Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2003-C9 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A1
Fifth Third Bank
37,367,000
34%
38 Fountain Square Plaza
Mail Drop 3404
Cincinnati, OH 45263

JP Morgan Chase Bank
13,860,000
13%
14201 Dallas Parkway
Dallas, TX 75254
Mellon Trust of New England NA
7,680,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Northern Trust
19,515,000
18%
801 S. Canal C-IN
Chicago, IL 60607

A-2
Mellon Trust of New England NA
8,630,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Fifth Third Bank
30,000,000
24%
38 Fountain Square Plaza
Mail Drop 3404
Cincinnati, OH 45263

JP Morgan Chase Bank
27,310,000
22%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
41,085,000
33%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

A3
The Bank of New York
42,870,000
20%
One Wall Street
New York, NY 10286

FHL/RETAIN
52,467,000
25%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

SG America
15,000,000
7%
1221 Avenue of the Americas
New York, NY 10020

JP Morgan Chase Bank
63,125,000
30%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
12,675,000
6%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

A-4
The Bank of New York
45,920,000
9%
One Wall Street
New York, NY 10286

FHL/RETAIN
30,000,000
6%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

JP Morgan Chase Bank
203,715,000
40%
14201 Dallas Parkway
Dallas, TX 75254

Citibank
95,295,000
19%
3800 Citibank Center B3-15
Tampa, FL 33610

The Bank of New York/Wachovia
40,950,000
8%
1 Wall Street, Fifth Floor
New York, NY 10286

B
Citibank
20,476,000
59%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
13,000,000
38%
14201 Dallas Parkway
Dallas, TX 75254

C
The Bank of New York
2,000,000
12%
One Wall Street
New York, NY 10286

Citibank
7,000,000
41%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
8,238,000
48%
14201 Dallas Parkway
Dallas, TX 75254

D
The Bank of New York
7,000,000
21%
One Wall Street
New York, NY 10286

Citibank
20,539,000
62%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
5,000,000
15%
14201 Dallas Parkway
Dallas, TX 75254

E
Citibank
8,000,000
56%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
6,366,000
44%
14201 Dallas Parkway
Dallas, TX 75254